CONVERTIBLE DEBT: Schedule of Convertible Debt (Details) - USD ($)	Sep. 30, 2020 [1]	Dec. 31, 2019	Dec. 31, 2018
Details
1% Convertible notes payable, due April 2017		$ 240,000	$ 240,000
11% Convertible note payable		4,090,342	16,788,215
11% Convertible note payable - New Lenders		950,000	950,000
Convertible Debt, Total	$ 5,180,342	5,280,342	17,978,215
Current portion	5,180,342	5,280,342	17,978,215
Long term portion	$ 0	$ 0	$ 0

[1]	Unaudited.